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                                                                  EXHIBIT 10.1.4



                 SUPPLEMENT, dated as of May 15, 1996, to the Amended and Restated Subsidiaries' Guarantee, dated as of January 25, 1996 (as amended, the "Subsidiaries' Guarantee"), made by each of the subsidiaries of A.P.S., Inc. (the "Borrower") from time to time parties thereto (collectively, the "Guarantors").

                              W I T N E S S E T H :

                 WHEREAS, the Subsidiaries' Guarantee provides that any Restricted Subsidiary of the Borrower, although not a Guarantor thereunder at the time of the initial execution thereof, may become a Guarantor under the Subsidiaries' Guarantee upon the delivery to the Agent of a supplement in substantially the form of this Supplement; and

                 WHEREAS, the undersigned was not a Guarantor under the Subsidiaries' Guarantee at the time of the initial execution thereof but now desires to become a Guarantor thereunder;

                 NOW, THEREFORE, the undersigned hereby agrees as follows:

                 The undersigned agrees to be bound by all of the provisions of the Subsidiaries' Guarantee applicable to a Guarantor thereunder and agrees that it shall, on the date this Supplement is accepted by the Agent, become a Guarantor, for all purposes of the Subsidiaries' Guarantee to the same extent as if originally a party thereto. Without limiting the foregoing, subject to the provisions of Section 2(b) of the Subsidiaries' Guarantee, the undersigned, jointly and severally with the other Guarantors, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                 Terms defined in the Subsidiaries' Guarantee shall have their defined meanings when used herein.
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         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        INSTALLERS' SERVICE WAREHOUSE, INC.

                                        By: /s/ E. EUGENE LAUVER
                                           -------------------------------------
                                           Title: Vice President

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

CHEMICAL BANK, as Agent

By: /s/ JULIE S. LONG
   -------------------------------------
   Title: Vice-President